Supplement to the Prospectus dated March 1, 2013

The following information supersedes and replaces the information set forth on page 21 contained in the section entitled "Portfolio Management" for the Credit Suisse Floating Rate High Income Fund.

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Messrs. Popp and Flannery and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1998 and 2005, respectively.

The following information supersedes and replaces the information set forth on page 27 contained in the section entitled "Portfolio Management" for the Credit Suisse Strategic Income Fund.

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Andrew H. Marshak, a Managing Director of Credit Suisse UK, Thomas J. Flannery, a Managing Director of Credit Suisse and Wing Chan, a Director of Credit Suisse. Messrs. Popp, Marshak and Flannery and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1997, 1998 and 2005, respectively, and portfolio managers of the fund since inception.

The following information supersedes and replaces the information set forth on page 79 contained in the section entitled "Meet the Managers" for the Credit Suisse Floating Rate High Income Fund (the "Floating Rate High Income Fund") and Credit Suisse Strategic Income Fund (the "Strategic Income Fund").

Floating Rate High Income Fund: The Credit Suisse Credit Investments Group ("CIG") is responsible for the day-to-day portfolio management of the Floating Rate High Income Fund. The current team members responsible for managing the fund are John G. Popp, Thomas J. Flannery, and Wing Chan. John G. Popp is the lead manager for the Floating Rate High Income Fund and oversees the Floating Rate High Income Fund's overall industry, credit, duration, yield curve positioning and security selection. Thomas J. Flannery and Wing Chan focus on the Floating Rate High Income Fund's industry and issuer allocations.

Strategic Income Fund: CIG is responsible for the day-to-day portfolio management of the Strategic Income Fund. The current team members responsible for managing the fund are John G. Popp, Andrew H. Marshak, Thomas J. Flannery and Wing Chan. John G. Popp is the lead manager for the Strategic Income Fund and oversees the Strategic Income Fund's asset allocation targets and overall security selection. Andrew H. Marshak, Thomas J. Flannery and Wing Chan focus on the various types of debt instruments.

On page 79, in the table which contains information regarding the portfolio managers delete the information regarding David H. Lerner.

Dated: May 17, 2013	CS-PRO-16-0513 2013-001